KINETICS MUTUAL FUNDS, INC.

Supplement dated March 31, 2021
to the Advisor Class A and Advisor Class C Prospectus dated April 29, 2020

The following language is hereby added to page 126 of the Advisor Class A and Advisor Class C Prospectus dated April 29, 2020.

Effective April 2021, Advisor Class C shares will convert automatically into Advisor Class A shares on the 3rd business day of the month following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased Advisor Class C shares has records verifying that the Advisor Class C shares have been held for at least eight years. Group retirement plans held in an omnibus record keeping platform through a financial intermediary that does not track participant-level share lot aging may not convert Advisor Class C shares to Advisor Class A shares. The first conversion of Advisor Class C to Advisor Class A shares under this new policy would take place on April 5, 2021 for all Advisor Class C shares that were held for more than eight years as of April 3, 2021.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE